SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 August 11, 2004
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
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             (Exact name of Registrant as specified in its charter)



Delaware                   0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 9:  Regulation FD Disclosure

     The registrant hereby furnishes the information set forth in the press release the registrant issued on August 11, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           TITANIUM METALS CORPORATION
                           (Registrant)




                           By: /s/ Matthew O'Leary
                           ----------------------------------------
                                   Matthew O'Leary
                           Corporate Attorney and Assistant Secretary


Date: August 11, 2004

                                INDEX TO EXHIBITS


Exhibit No.       Description

      99.1        Press release dated August 11, 2004 issued by
                  Titanium Metals Corporation

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE                                   Contact:

Titanium Metals Corporation                             Bruce P. Inglis
1999 Broadway, Suite 4300                               Vice President - Finance
Denver, Colorado 80202                                    & Corporate Controller
                                                        (303) 296-5600


                    UPDATE REGARDING FIVE FOR ONE STOCK SPLIT

     DENVER, COLORADO . . . August 11, 2004 . . . Titanium Metals Corporation (NYSE: TIE) has previously announced that its stockholders and Board of Directors have approved a five for one stock split of the Company's common stock, $0.01 par value. As TIMET announced, the Record Date for the stock split, which will be effected in the form of a dividend, has been set as the close of business on Thursday, August 19, 2004. Each stockholder of record will be distributed a certificate or account statement for those with accounts with the Company's transfer agent (American Stock Transfer and Trust Company) representing the new shares on Thursday, August 26, 2004, and the common stock will trade (ex)-distribution on Friday, August 27, 2004. Each currently outstanding stock certificate will continue to represent the same number of shares shown on its face following the stock split.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the Company's website at http://www.timet.com/.


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